SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                 _______________________________

                             FORM 8-K
                          CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                __________________________________


  Date of Report (Date of earliest event reported): May 14, 1999


                       S.D. Warren Company
        (Exact name of Registrant as specified in charter)


         Pennsylvania           Not Applicable              23-2366983
(State or other jurisdiction (Commission file number)  (IRS employer
       of incorporation)                             identification no.)


              225 Franklin Street, Boston, Massachusetts 02110
       (Address of principal executive offices)        (Zip Code)


                          (617) 423-7300
       (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

     S.D. Warren Company ("Warren") announced on May 28, 1999 that it has given notice that it will exchange all of the outstanding shares of its 14% Series B Senior Exchangeable Preferred Stock due 2006 (the "Preferred Stock") for the Company's 14% Subordinated Exchange Debentures due 2006 (the "Exchange Debentures") on June 15, 1999 (the "Exchange Date").

     The Company will exchange all of the Preferred Stock for (1) Exchange Debentures having a principal amount equal to the Specified Amount of Preferred Stock (as defined in the Certificate of Designations, Preferences and Relative, Participating, Optional and Other Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions Thereof of the Preferred Stock) held by each holder on the Exchange Date plus (2) cash in an amount equal to all accrued and unpaid dividends (excluding any Accumulated Dividends), if any, thereon to the Exchange Date (the "Exchange Price"). Payment of the Exchange Price will be made only upon presentation and surrender of (i) certificates representing the shares of Preferred Stock and (ii) completion and execution of a Substitute Form W-9 or the equivalent, to Bank of New York as specified in the Notice of Redemption filed as an exhibit to this report.

     On the Exchange Date, all rights with respect to the Preferred Stock will cease and terminate, and dividends on the Preferred Stock shall cease to accrue on and after the Exchange Date. Holders of Preferred Stock will have no right after the Exchange Date as holders of Preferred Stock, other then the right to receive the Exchange Price, without interest, upon surrender of certificates for the Preferred Stock.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS.

(c)  Exhibits

       99.1  Press Release of the Company, dated May 28, 1999

       99.2  Notice of Redemption

                            SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                 S.D. WARREN COMPANY


Dated: May 28, 1999              By:/s/ Trevor Larkan
                                 Name: Trevor Larkan
                                 Title: Vice President and
                                        Chief Financial Officer

                                                          Exhibit 99.1

                      S.D. Warren Company

For Immediate Release
May 28, 1999


         S.D. Warren To Exchange Senior Preferred Stock



     (Boston, MA) -- S.D. Warren Company ("Warren") today announced that it has given notice that it will exchange all of the outstanding shares of its 14% Series B Senior Exchangeable Preferred Stock due 2006 (the "Preferred Stock") for the Company's 14% Subordinated Exchange Debentures due 2006 (the "Exchange Debentures") on June 15, 1999 (the "Exchange Date").

     The Company will exchange all of the Preferred Stock for (1) Exchange Debentures having a principal amount equal to the Specified Amount of Preferred Stock (as defined in the Certificate of Designations, Preferences and Relative, Participating, Optional and Other Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions Thereof of the Preferred Stock) held by each holder on the Exchange Date plus (2) cash in an amount equal to all accrued and unpaid dividends (excluding any Accumulated Dividends), if any, thereon to the Exchange Date (the "Exchange Price"). Payment of the Exchange Price will be made only upon presentation and surrender of (i) certificates representing the shares of Preferred Stock and (ii) completion and execution of a Substitute Form W-9 or the equivalent, to Bank of New York as specified in the Notice of Redemption filed as an exhibit to this report.

     On the Exchange Date, all rights with respect to the Preferred Stock will cease and terminate, and dividends on the Preferred Stock shall cease to accrue on and after the Exchange Date. Holders of Preferred Stock will have no right after the Exchange Date as holders of Preferred Stock, other then the right to receive the Exchange Price, without interest, upon surrender of certificates for the Preferred Stock.

     For further information concerning the Exchange or a copy of the Notice of Exchange, contact Sarah G. Manchester, Assistant General Counsel, S.D. Warren Company, 225 Franklin Street, Boston, MA 02110, telephone
(617) 423-7300.

     S.D. Warren is a wholly-owned subsidiary of Sappi Limited, which is the largest producer of coated free sheet papers in the world and produces fine papers in South Africa, Europe and in the United States. S.D. Warren is a part of the Sappi Fine Paper division. Sappi ordinary shares trade on the Johannesburg Stock Exchange and may be accessed on Bloomberg under the symbol SAP SJ, and on the Reuter Equites 2000 Service under SAPJ.J in the United States its ADRs trade on the New York Stock Exchange Bulletin Board under SPP (each ADR is equal to ten ordinary shares.).

                                                   Exhibit 99.2
                       S.D. Warren Company

                        NOTICE OF EXCHANGE
                                of
  14% Series B Senior Exchangeable Preferred Stock due 2006
                      CUSIP NO. 784092306
                              for
         14% Subordinated Exchange Debentures due 2006
                     CUSIP No. 784092 AD 0
               ------------------------------------
                  Date of Notice: May 13, 1999
                  Exchange Date: June 15, 1999

     NOTICE IS HEREBY GIVEN that, pursuant to Section 5(c) of the Certificate of Designations, Preferences and Relative, Participating, Optional and Other Special Rights and Qualifications, Limitations and Restrictions Thereof, as amended of S.D. Warren Company, a Pennsylvania corporation (the "Company"), the Company will exchange on June 15, 1999 (the "Exchange Date") all of the outstanding shares of its 14% Series B Senior Exchangeable Preferred Stock due 2006 (the "Preferred Stock") for the Company's 14% Subordinated Exchange Debentures due 2006 (the "Exchange Debentures").

     The Company will exchange all of the Preferred Stock for (1) Exchange Debentures having a principal amount equal to the Specified Amount of Preferred Stock (as defined in the Certificate of Designations, Preferences and Relative, Participating, Optional and Other Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions Thereof of the Preferred Stock) held by each holder on the Exchange Date plus (2) cash in an amount equal to all accrued and unpaid dividends (excluding any Accumulated Dividends), if any, thereon to the Exchange Date. The Exchange Debentures will be issued in denominations of $1,000 and integral multiples thereof. The Company will pay cash in an amount equal to the principal amount of the portion of any Exchange Debenture that is not an integral multiple of $1,000 instead of delivering an Exchange Debenture in a denomination of less than $1,000. The Exchange Debentures and any cash amounts payable in respect of the Preferred Stock are referred to as the "Exchange Price" in this Notice of Exchange.

Payment of the Exchange Price will be made only upon presentation and surrender of (i) certificates representing the shares of Preferred Stock and (ii) completion and execution of a Substitute Form W-9 or the equivalent, to Bank of New York (the "Agent") during the Agent's usual business hours at the following addresses:

By Express:                  By Mail:                    By Hand:
                      (Insured or registered
                           recommended)
Bank of New York         Bank of New York             Bank of New York
Tender and Exchange    Tender and Exchange          Tender and Exchange
   Department             Department                    Department
101 Barclay Street       P.O. Box 11248             101 Barclay Street
Receive and Deliver    Church Street Station         Receive and Deliver
     Window                                              Window
New York, NY 10286    New York, NY 10286-1248


     On the Exchange Date, all rights with respect to the Preferred Stock will cease and terminate, and dividends on the Preferred Stock shall cease to accrue on and after the Exchange Date. Holders of Preferred Stock will have no right after the Exchange Date as holders of Preferred Stock, other then the right to receive the Exchange Price, without interest, upon surrender of certificates for the Preferred Stock.

     This method of delivery of certificates representing shares of Preferred Stock to the Agent is at the option and risk of the holder.

     If certificates representing shares of Preferred Stock have been lost, misplaced, mutilated or stolen, please promptly contact the Agent at one of the addresses above or by telephone at (800) 507-9357.

                    IMPORTANT TAX INFORMATION

     Under Federal income tax laws, each Holder is required to provide the Agent (as payer) with such Holder's correct TIN on Substitute Form W-9 enclosed with this notice or otherwise establish a basis for exemption from backup withholding. Each Holder is required to provide the Agent the TIN (e.g., social security number or employer identification number) of the registered Holder. If the shares of Preferred Stock are held in more than one name or are not held in the name of an actual owner, consult the enclosed Guidelines for Certification of Taxpayer Number on Substitute Form W-9 for additional guidance on which number to report.

                 TO BE COMPLETED BY ALL HOLDERS
                    --------------------------
                    MUST BE RETURNED TO AGENT
              WITH CERTIFICATES FOR PREFERRED STOCK

                PAYOR'S NAME: S.D. WARREN COMPANY

SUBSTITUTE
FORM W-9
Department of the Treasury
Internal Revenue Service

Payor's Request for Taxpayer
Identification Number (TIN) and
Certification
Part 1 - PLEASE PROVIDE
YOUR TIN IN THE BOX AT
RIGHT AND DATING BELOW
TIN:________________
     Social Security Number or
     Employer Identification
     Number



Part 2 - TIN Applied For



CERTIFICATION - UNDER THE PENALTIES OF PERJURY, I
CERTIFY THAT:

(1)  the number shown on this form is my correct Taxpayer
     Identification Number (or I am waiting for a number to be issued).

(2) I am not subject to backup withholding, either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding because

(3)  any other information provided on this form is true and correct.

SIGNATURE________________   DATE_______________


You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of under reporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.


    YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECK
            THE BOX IN PART 2 OF SUBSTITUTE FORM W-9.


      CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administrative Office, or
(b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the purchase, 31% of all reportable payments made to me thereafter will be withheld until I provide a taxpayer identification number.

Signature ______________________   Date___________________

Certain Holders (including among others, all corporations and certain foreign persons) are not subject to these backup withholdings and reporting requirements. Exempt Holders should indicate their exempt status on a Substitute Form W-8. A foreign person may qualify as an exempt recipient by submitting to the Agent a properly completed Internal Revenue Service
Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. A Form W-8 can be obtained from the Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on
Substitute Form W-9" for additional instructions.

If the Agent is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments, including payment of the Exchange Price, made to such Holder with respect to shares of Preferred
 Stock redeemed by the Company may be
subject to backup withholding.

If backup withholding applies, the Agent is required to withhold 31% of any payments made to the Holder. Backup withholding is not additional Federal income tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Questions relating to exchange of the Preferred Stock and issuance of the Exchange Debentures may be directed to the Company at the following address and telephone number: Sarah G. Manchester, Assistant General Counsel, S.D. Warren Company, 225 Franklin Street, Boston, MA 02110, telephone (617) 423-7300.


May 13, 1999                                     S.D. Warren Company